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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2004

                       PROTEIN POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-19724                33-0311631
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(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

     10655 Sorrento Valley Road, San Diego, California                  92121
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         (Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number, including area code:  (858) 558-6064
                                                        ------------------------

                                 Not Applicable
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                (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results Of Operations And Financial Condition

        On November 19, 2004, Protein Polymer Technologies, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

        The information contained in this Item 12 of this Current Report (including exhibits hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

        (c)    Exhibits.

               99.1          Press Release of Protein Polymer Technologies, Inc.
                             dated November 19, 2004



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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PROTEIN POLYMER TECHNOLOGIES, INC.,
                               a Delaware corporation


Date: November 19, 2004        By: /s/ J. Thomas Parmeter
                                   ---------------------------------------------
                                   J. Thomas Parmeter
                                   Chairman of the Board and
                                   Chief Executive Officer












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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of Protein Polymer Technologies, Inc. dated
                      November 19, 2004